Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO THE

MASTER COOPERATION AND SAFETY AGREEMENT

This AMENDMENT NO. 1 TO THE MASTER COOPERATION AND SAFETY AGREEMENT (the “Amendment No. 1”), dated as of May 30, 2008, amends in certain respects the agreement of the Parties in that certain MASTER COOPERATION AND SAFETY AGREEMENT (the “Agreement”) dated as of August 1, 2005 by and among (a) CONSOL Energy Inc., a Delaware corporation, with its principal place of business at 1800 Washington Road, Pittsburgh, PA 15241(“CEI”) and each CEI Subsidiary (as defined in the Agreement) (together with CEI, collectively, the “Coal Parties”), and (b) CNX Gas Corporation, a Delaware corporation, with its principal place of business at 5 Penn Center West, Suite 401, Pittsburgh, PA 15276 (“CNX”) and each CNX Subsidiary (as defined in the Agreement) (together with CNX, collectively, the “Gas Parties”). Capitalized terms used in this Amendment No. 1 shall have the meanings ascribed to them in the Agreement unless the context clearly indicates otherwise.

The purpose of this Amendment is to modify and confirm the Parties’ respective rights and obligations under the Agreement with respect to ownership of certain greenhouse gas allowances, emission reduction credits and renewable energy certificates.

NOW THEREFORE, for and in consideration of the premises and mutual covenants and agreements contained herein and intending to be legally bound, the Coal Parties and the Gas Parties agree as follows:

1. Amendment of Section 1.1 [Definitions]. Section 1.1 of the Agreement is amended by adding the following definitions thereto in their respective appropriate alphabetical orders:

“Allowances” shall mean any and all authorizations or rights granted, authorized or sold under any domestic, international or foreign program, scheme or organization or law, statute, regulation or order, adopted by a governmental authority or otherwise, or other similar program, public or private, whether existing now or in the future, whether mandatory or voluntary, that authorizes, limits, restricts or permits the emission of a specified quantity of greenhouse gases (including, without limitation, carbon dioxide, methane, nitrous oxide, perfluoro-carbons, hydro fluorocarbons, sulphur hexafluoride or other gas, matter or substance that is otherwise classified as a greenhouse gas) during, for or with respect to a given compliance period, including under a mandatory cap and trade program. Allowances do not include Energy Credits.

“Energy Credits” shall mean any and all ERCs and RECs.

“ERCs” (an acronym for emission reduction credits) shall mean any and all credits, attributes, benefits, offsets, reductions, rights (including registration, trading and recording rights), or indicia, however entitled, for or relating to the reduction, mitigation or control of greenhouse gas emissions, including, without limitation, carbon dioxide, methane, nitrous oxide, perfluoro-carbons, hydro fluorocarbons, sulphur hexafluoride or other gas, matter or substance directly or indirectly arising out of or related to the production, use, sale, capture, flaring, burning, destruction, processing, conversion, utilization, fueling, storage or sequestration of Gas (including, without limitation, Coal Gas and VAM) in respect of Current Gas Rights that now or hereafter qualifies for recognition by or under any domestic, international or foreign emissions reduction or emissions quantification, certification or reporting program, scheme or organization or law, statute, regulation or order, adopted by a governmental authority or otherwise, or other similar program, public or private, whether existing now or in the future, whether mandatory or voluntary, including without limitation any program under which any direct or indirect benefit is given for reduction in greenhouse gas emissions (each, an “ERC Program”). Without limiting the generality of the foregoing, ERCs include (i) those environmental or greenhouse gas emission reduction credits based on the production, use, sale, capture, flaring, burning, destruction, processing, conversion, utilization, fueling, storage or sequestration of Gas (including, without limitation, Coal Gas and VAM) produced from any Coal Area or Non-Coal Area owned, leased or controlled by any Coal Party as of the Effective Date in lieu of venting such Gas to the atmosphere or otherwise disposing of or using such Gas under any ERC Program or REC Program (any of the foregoing, a “Program”); and (ii) all rights relating to Gas produced from a Coal Area or Non-Coal Area owned, leased or controlled by any Coal Party as of the Effective Date that would be recognized as beneficial or of value in the event that any governmental authority imposes any tax, levy, surcharge, cap or other imposition or limitation on emissions of air pollutants or particulates, including greenhouse gases, or on products or services that are related to such emissions, including, without limitation, any “carbon tax.” ERCs do not include Allowances.

“RECs” (an acronym for renewable energy certificates) shall mean any and all credits, attributes, benefits, offsets, “green tags,” “white tags,” reductions, rights (including registration, trading and recording rights), or indicia, however entitled, for or relating to the generation or creation of energy from sources which are renewable or are recognized as renewable under any REC Program (defined below) or are generated from otherwise wasted resources, directly or indirectly arising out of or related to the production, use, sale, burning, processing, conversion or utilization of Gas (including, without limitation, Coal Gas and VAM) in respect of Current Gas Rights, including any improvement in energy efficiency resulting therefrom, that qualifies for recognition by or under any domestic, international or foreign alternative energy, energy efficiency, renewable energy or renewable portfolio standard, quantification, certification or reporting program, scheme or organization or law, statute, regulation or order, adopted by a governmental authority or otherwise, or other similar program, public or private, whether existing now or in the future, whether mandatory or voluntary, including without limitation any program under which any direct or indirect benefit is given for the production or use of renewable energy or waste energy (each, a “REC Program”). Without limiting the generality of the foregoing, RECs include any of the foregoing directly or indirectly arising out of or related to the generation or creation of energy from the Gas (including, without limitation, Coal Gas and VAM) produced from any Coal Area or Non-Coal Area owned, leased or controlled by any Coal Party as of the Effective Date or the Current Gas Rights. RECs do not include Allowances.

2. Amendment of Section 22 [Allowances and Credits]. Section 22 of the Agreement is amended and restated to read in its entirety as follows:

22. Allowances and Credits.

(a)(i) The Parties agree that any baseline Allowances which any Party is or may become entitled to claim, own or benefit from prior to, on or after the Effective Date, whether allocated by any government or regulatory agency, purchased or otherwise acquired by a Party shall be held, controlled and owned solely and exclusively by such Party; provided however, if any Party is allocated or receives any additional or bonus Allowances (“Additional Allowances”) that they would not have received but for the activities or investment of another Party, then the ownership of such Additional Allowances will be adjusted to reflect the equities of the circumstances (“Equities”) that give rise to such Additional Allowances, taking into account, among all other relevant factors, any non-ordinary course investment or expense incurred by the Parties with respect to such Allowances, whether the Allowances are allocated on a pre- or post- capture basis, any reduction or increases in Allowances due to methane capture or other activities of CNX and/or CEI, and any State or Federal laws or regulations that give rise to such Allowances, it being agreed that absent countervailing Equities, the Additional Allowances will be adjusted to be held, controlled and owned fifty percent (50%) by CEI and fifty percent (50%) by CNX. The Parties agree to negotiate diligently and in good faith to reach an agreement in respect of the ownership and control of all Allowances consistent with the foregoing.

(a)(ii) The Parties agree that all Energy Credits which any Party is or may become entitled to claim, own or benefit from prior to, on or after the Effective Date in respect of Current Gas Rights shall generally be held, controlled and owned fifty percent (50%) by CEI and fifty percent (50%) by CNX; provided however, the ownership shares of the Energy Credits will be adjusted to reflect the Equities that give rise to such Energy Credits, taking into account, among all other relevant factors, the nature, type and vintage of such Energy Credits, any non-ordinary course investment or expense incurred by the Parties with respect to such Energy Credits, whether the Energy Credits are determined on a pre- or post- capture basis, any reduction or increases in the Energy Credits due to methane capture or other activities of CNX and/or CEI and any State or Federal laws or regulations that give rise to or affect such Energy Credits and the basis for the same under such laws or regulations. The Parties agree to negotiate diligently and in good faith to reach an agreement in respect of the ownership and control of all Energy Credits consistent with the foregoing.

(b) Without limiting the generality of subsection (a)(ii), the Parties acknowledge and agree (i) CEI and CNX have been reporting certain emission reduction data to the Department of Energy (“DOE”) under the Energy Policy Act of 1992 relating to the capture of methane gas in connection with mining activities, (ii) that each of CEI and CNX shall own 50.0% of such emission reductions reported to the DOE through December 31, 2007 and any related Energy Credits, and (iii) that each of CEI and CNX shall own 50.0% of such emission reductions reported to the DOE for future periods and any related Energy Credits.

(c) For the avoidance of doubt, each of CEI and CNX shall hold all rights, title and interest in and to its percentage share of all Energy Credits and its Allowances, whether Verified, as defined below, or not Verified, severally and not jointly or as tenants in common, so that each of CEI and CNX may: (i) hold, control, or own, or (ii) may sell, lease, assign, transfer, trade and convey (“Transfer”) its percentage share of the Energy Credits and its Allowances without the consent of any other Party, free and clear of all liens, claims or encumbrances and the remaining percentage share of that type and vintage of Energy Credits and its Allowances shall be held, owned, controlled or Transferred solely by the other Party.

(d) To the extent that any lien, claim or encumbrance may arise by or through any Party upon the Energy Credits or Allowances of the other Party, then the Party by or through whom the lien, claim or encumbrance arose agrees (at its own cost and expense) to take any and all actions necessary to promptly remove any such lien, claim or encumbrance.

(e) CEI and CNX will cooperate in the selection of the firm to verify or certify all or any portion of the Energy Credits and Allowances (“Verify” or “Verification”). In the event the Parties cannot agree on the Verification firm, CEI and CNX shall each have the exclusive right to determine which firms such Party will retain to Verify all or any portion of the Energy Credits and Allowances. A Party Verifying the Energy Credits and Allowances must give reasonable written notice of Verification and the type of Energy Credits or Allowances being so Verified to the other Party and will provide to the other Party a copy of any reports related to any Verification. If the Parties select different Verification firms or obtain separate Verification reports from the same firm, each Party will be entitled to its percentage share of the average of the total Verified Energy Credits and Allowances determined by the Verification firms or reports, as the case may be.

(f) CEI and CNX shall each have the exclusive right, as to its percentage of the Energy Credits and to its Allowances, to determine under which Programs and system(s), and using whatever means such Party will (i) Transfer or (ii) register, record, or otherwise perfect (“Register”) its share of the Energy Credits or its Allowances, and to Transfer its share of the Energy Credits and its Allowances to any third party such Party so chooses. Each Party Registering Energy Credits or Allowances must give reasonable written notice of Registration to the other Party and will provide to the other Party a copy of any reports related to any Registration. If in the course of a Party Registering or Transferring its percentage share of the Energy Credits or its Allowances, the quantity of the share of Energy Credits or its Allowances actually Registered or Transferred is less or greater than the percentage of the Energy Credits or its Allowances divided, neither the Party Registering or Transferring the Energy Credits or Allowances nor the other Party will be entitled to any adjustment in its share or other compensation for the greater or lesser quantity.

(g) CEI and CNX agree to provide the other with reasonable cooperation in attaining any Verification, certification, documentation or other needed approvals, or in negotiating or finalizing any sale, Registration, Transfer or other use of the Energy Credits or Allowances of the other Party, or otherwise carrying out the provisions of this Article 22.

(h) CEI and CNX agree to meet upon the reasonable request of the other party, but at least annually, to determine the nature, type, vintage and number of Energy Credits available as each Party’s percentage share of the Energy Credits and to discuss any proposed Allowances adjustments.

(i) In all other respects, the terms of that certain Tax Sharing Agreement dated as of August 1, 2005 by and between CEI and CNX shall govern the relationship of the Coal Parties and Gas Parties with regard to the tax matters as between the Coal Parties and the Gas Parties.

3. Effectiveness. The foregoing amendment to Sections 1.1 and 22 of the Agreement shall be retroactively effective as of August 1, 2005.

4. No Other Changes. All other terms and conditions of the Agreement shall remain in full force and effect and unchanged by this Amendment No. 1.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Master Cooperation and Safety Agreement as of the date first set forth above.

Attest:	CONSOL ENERGY INC.

/s/ P. Jerome Richey	By:	/s/ J. Brett Harvey
	Name:	J. Brett Harvey
	Title:	President and CEO

Attest:	CNX GAS CORPORATION

/s/ Stephen W. Johnson	By:	/s/ Nicholas J. DeIuliis
	Name:	Nicholas J. DeIuliis
	Title:	President and CEO

JOINDER

Each of the undersigned subsidiaries of CONSOL Energy Inc., intending to be legally bound, hereby joins and agrees to be bound by and assumes all of the obligations under the terms of this Amendment No. 1 as though such subsidiary was “CONSOL Energy Inc.”

Cargo Dockers Limited
	By:	/s/ James C. Grech
James C. Grech Title: President

Central Ohio Coal Company
	By:	/s/ Robert P. King
Robert P. King Title: President

CNX Funding Corporation
	By:	/s/ Donald J. Bromley
Donald J. Bromley Title: President and Treasurer

CNX Land Resources Inc.
	By:	/s/ Robert P. King
Robert P. King Title: President

CNX Marine Terminals Inc.
	By:	/s/ James C. Grech
James C. Grech Title: President

Conrhein Coal Company
	By:	/s/ Robert P. King
Robert P. King Title: Manager

CONSOL Docks Inc.
	By:	/s/ James C. Grech
James C. Grech Title: President

CONSOL Energy Canada Limited
	By:	/s/ Peter B. Lilly
Peter B. Lilly Title: President and Chairman

CONSOL Energy Sales Company
	By:	/s/ Robert F. Pusateri
Robert F. Pusateri Title: President and CEO

CONSOL Financial Inc.
	By:	/s/ Donald J. Bromley
Donald J. Bromley Title: President and Treasurer

CONSOL Godefroid Europe S.A.
	By:	/s/ Vincent Gothier
Vincent Gothier Title: Managing Director

CONSOL of Canada Inc.
	By:	/s/ Peter B. Lilly
Peter B. Lilly Title: President

CONSOL of Central Pennsylvania LLC
	By:	/s/ Peter B. Lilly
Peter B. Lilly Title: President

CONSOL of Kentucky Inc.
	By:	/s/ Bart J. Hyita
Bart J. Hyita Title: President

CONSOL of Ohio LLC
	By:	/s/ Peter B. Lilly
Peter B. Lilly Title: President and CEO

CONSOL of WV LLC
	By:	/s/ Peter B. Lilly
Peter B. Lilly Title: President

CONSOL of Wyoming LLC
	By:	/s/ Peter B. Lilly
Peter B. Lilly Title: President and CEO

Consol Pennsylvania Coal Company LLC
	By:	/s/ Peter B. Lilly
Peter B. Lilly Title: President

Consolidation Coal Company
	By:	/s/ Peter B. Lilly
Peter B. Lilly Title: President

Eighty-Four Mining Company
	By:	/s/ Peter B. Lilly
Peter B. Lilly Title: President

Helvetia Coal Company
	By:	/s/ Peter B. Lilly
Peter B. Lilly Title: President

Island Creek Coal Company
	By:	/s/ Bart J. Hyita
Bart J. Hyita Title: President

Keystone Coal Mining Corporation
	By:	/s/ Peter B. Lilly
Peter B. Lilly Title: President

Laurel Run Mining Company
	By:	/s/ Peter B. Lilly
Peter B. Lilly Title: President and Chairman

Leatherwood, Inc.
	By:	/s/ Robert P. King
Robert P. King Title: President

McElroy Coal Company
	By:	/s/ Bart J. Hyita
Bart J. Hyita Title: President

Mon River Towing, Inc.
	By:	/s/ James C. Grech
James C. Grech Title: President

MTB Inc.
	By:	/s/ Robert P. King
Robert P. King Title: President

Reserve Coal Properties Company
	By:	/s/ Robert P. King
Robert P. King Title: President

Rochester & Pittsburgh Coal Company
	By:	/s/ Robert P. King
Robert P. King Title: President

Southern Ohio Coal Company
	By:	/s/ Bart J. Hyita
Bart J. Hyita Title: President

Terra Firma Company
	By:	/s/ Robert P. King
Robert P. King Title: President

Twin Rivers Towing Company
	By:	/s/ James C. Grech
James C. Grech Title: President

Windsor Coal Company
	By:	/s/ Peter B. Lilly
Peter B. Lilly Title: President

Wolfpen Knob Development Company
	By:	/s/ Robert P. King
Robert P. King Title: President

Each of the undersigned subsidiaries of CNX Gas Corporation, intending to be legally bound, hereby joins and agrees to be bound by and assumes all of the obligations under the terms of this Master Separation Agreement as though such subsidiary was “CNX Gas Corporation.”

CNX Gas Company LLC
	By:	/s/ Stephen W. Johnson
Name: Stephen W. Johnson Title: President

Cardinal States Gathering Company
	By:	CNX Gas Company LLC, as Partnership Manager

	By:	/s/ Stephen W. Johnson
Name: Stephen W. Johnson Title: President